SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT

        Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




Date of Report
(Date of earliest event reported): March 22, 1994 . . . . . . . . . . . . . .



                     SAN DIEGO GAS & ELECTRIC COMPANY
. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
           (Exact name of registrant as specified in its charter)



            CALIFORNIA                  1-3779             95-1184800
. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
(State or other jurisdiction of          (Commission       (I.R.S. Employer
incorporation or organization)           File Number)     Identification No.)



101 ASH STREET, SAN DIEGO, CALIFORNIA                               92101
. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
(Address of principal executive offices)                       (Zip Code)



                                                           (619) 696-2000
Registrant's telephone number, including area code . . . . . . . . . . . . .



. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
       (Former name or former address, if changed since last report.)

                               FORM 8-K



Item 5.  Other Events

On March 31, 1994, SDG&E announced a reorganization of the treasurer's division in response to Malyn Malquist's resignation as SDG&E vice president and treasurer. Additional information is included in the attached press releases.


Item 7.  Financial Statements and Exhibits

(c) Exhibits

28.1 March 22, 1994 San Diego Gas & Electric Company Press Release

28.2 March 31, 1994 San Diego Gas & Electric Company Press Release




                              SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       SAN DIEGO GAS & ELECTRIC COMPANY
                                                 (Registrant)


                                By:            /s/ F. H. Ault
                                    -----------------------------------------
                                    F. H. Ault, Vice President and Controller